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EXHIBIT (d)(v)
  BENEFICIAL OWNER CERTIFICATION

                       BOULDER GROWTH & INCOME FUND, INC.
                         BENEFICIAL OWNER CERTIFICATION

     The undersigned, a bank, broker or other nominee holder of Rights to purchase shares of Common Stock of the Boulder Growth & Income Fund, Inc. (the "Fund") pursuant to the rights offer (the "Offer") described and provided for in the Fund's Prospectus dated __________, 2002 (the "Prospectus") hereby certifies to the Fund and to Colbent Corporation, as Subscription Agent for the Offer, that for each numbered line filled in below the undersigned has purchased, on behalf of the beneficial owner thereof (which may be the undersigned), the number of shares of Common Stock specified on such line pursuant to the Primary Subscription (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional shares of Common Stock pursuant to the Over-Subscription Privilege (as defined in the Prospectus), in the amount set forth in the third column of such line:

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         I                         II                            III
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                                                           Number of Shares
                              Number of Shares          Requested Pursuant to
                           Purchased Pursuant to           Over-Subscription
Record Date Shares         Primary Subscription                Privilege
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Total =                    Total =                      Total =
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Name of Nominee Holder


By:
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Name:

Title:

Date:               , 2002
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Provide the following information if applicable:


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Depository Trust Company ("DTC") Participant Number


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DTC Basic Subscription Confirmation Number

Contact:
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Phone Number:
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